UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12

SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

[The following is an e-mail sent to the company’s mailing list sent on October 17, 2023 from Christopher J. Schaber, Chairman of the Board of Directors, President and Chief Executive Officer]

Subject:	Soligenix Annual Meeting - Vote Today!

Stockholders as of close of business on July 24, 2023, the record date for the Annual Meeting, are encouraged to vote as soon as possible. Go to www.proxyvote.com or call 1-800-690-6903 (have your proxy card available) to vote your shares.